LOSS PER SHARE	12 Months Ended
Dec. 31, 2021
Loss per share - Basic and Diluted*
LOSS PER SHARE

5. LOSS PER SHARE

Basic loss per share is computed by dividing loss available to common shareholders by the weighted-average number of ordinary shares outstanding during the period. Diluted loss per share reflects the potential dilution that could occur, if securities or other contracts to issue ordinary shares were exercised or converted into ordinary shares, or resulted in the issuance of ordinary shares that shared in the earnings of the entity.

Components of basic and diluted loss per share were as follows for the year ended December 31, 2021, 2020, and 2019:

	2021	2020	2019*
Net loss attributable to the Company	$(9,924,859)	$(17,694,775)	$(3,582,332)
Weighted average outstanding ordinary shares-Basic	12,962,452	7,373,347	6,964,740
-dilutive effect of stock options- employees	-	-	-
-dilutive effect of stock options- nonemployees	-	-	-
Weighted average outstanding ordinary shares- Diluted	12,962,452	7,373,347	6,964,740
Loss per share:
Basic	$(0.77)	$(2.40)	$(0.54)
Diluted	$(0.77)	$(2.40)	$(0.54)

For the years ended December 31, 2021, 2020, and 2019, there was no shares included in the diluted earnings per share calculation, these incremental shares were added to denominator for the period that stock options were outstanding due to the average market price of the Company’s stock in the period exceeded the exercise prices of the stock options granted to the Company’s employees and various consultants. The incremental shares were computed under the treasury stock method. The EPS calculation excluded the if-converted shares from the convertible promissory note or exercised shares from detachable warrant associated with the convertible promissory note based on the Company’s recent stock prices, which were significantly below the stated convertible price and among other conversion prices of alternative conversions or exercise price of the warrant. Because the effect would be anti-dilutive, there were 290,000 stock options for employees, 57,366 stock options and 375,000 warrants for nonemployees outstanding that were not included in the computation of dilutive weighted average shares outstanding for the year ended December 31, 2021. And, there were warrants associated with the convertible promissory notes for purchase of 106,667 shares that were not included in the computation of dilutive weighted average shares outstanding for the year ended December 31, 2020. Also, 296,900 stock options and warrants for the purchase of 51,667 shares were not included in the calculations for the year ended December 31, 2019, as their effect would have been anti-dilutive.

*	On July 30, 2020, the Company implemented a one-for-six reverse stock split of the Company’s issued and outstanding ordinary shares. Except shares authorized, all share and per share information has been retroactively adjusted to give effect to the reverse stock split for all periods presented, unless otherwise indicated.

TAOPING INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS